UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40, avenue Monterey

L-2163 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Altisource Portfolio Solutions S.A. (the “Company”) has made available on its corporate website (www.altisource.com) a lender presentation.  The Company used the lender presentation on a conference call with its lenders on January 30, 2015 and may refer to it in subsequent meetings.  A copy of the presentation dated January 30, 2015 is filed herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K and the lender presentation filed herewith as Exhibit 99.1 are incorporated herein by reference.

The Company is furnishing this Form 8-K pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”  The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Altisource Portfolio Solutions S.A. Lender Presentation dated January 30, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2015

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer

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